Exhibit 10.31
FORMULA FOR DETERMINING 2023 TARGET PSU AND RSU AWARDS

FORMULA FOR DETERMINING 2023 TARGET PERFORMANCE SHARE UNIT ("PSU")
AND RESTRICTED STOCK UNIT ("RSU") AWARDS TO BE ISSUED TO NAMED EXECUTIVE OFFICERS

The target number of PSUs and RSUs to be issued to each Named Executive Officer listed below for 2023 will be determined in accordance with the following formula:

2023 Target Number PSU Awards tied to Relative TSR	=	Base Salary as of 2/9/2023	X	Long-Term Incentive Target listed below	X	60%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2023

2023 Target Number PSU Awards tied to Clean Energy Transition	=	Base Salary as of 2/9/2023	X	Long-Term Incentive Target listed below	X	10%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2023

2023 Target Number RSU Awards	=	Base Salary as of 2/9/2023	X	Long-Term Incentive Target listed below	X	30%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2023

NAMED EXECUTIVE OFFICER	LONG-TERM INCENTIVE TARGET AS PERCENT OF BASE SALARY
Lyons	425%
Baxter	0%
Moehn	315%
Nwamu	165%
Singh	185%
Birk	200%